UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 20, 2018

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

000-54716	27-0863354
(Commission File Number)	(IRS Employer Identification No.)

10006 Liatris Lane, Eden Prairie, MN 55347

(Address of principal executive offices and zip code)

952-237-7412

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On March 20, 2018, NeuroOne Medical Technologies Corporation (the “Company”) received cash gross proceeds from an unsecured loan, represented by a promissory note, for $115,000. The loan is interest free and requires that we repay the principal in full on the earlier to occur of (i) March 20, 2019 or (ii) the closing of an equity round of financing of the Company that raises more than $3 million in gross proceeds. The loan includes customary events of default.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

The Company has scheduled its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) for June 5, 2018 at a time and location to be determined and specified in the Company’s proxy statement related to the Annual Meeting.  The board of directors has established Monday, April 9, 2018 as the record date for determining stockholders entitled to vote at the meeting.  Additional details about the meeting will be specified in the Company’s proxy statement related to the Annual Meeting.

Pursuant to applicable Securities and Exchange Commission rules and the Company’s bylaws, the deadline for the submission of proposals to be included in the Company’s proxy materials, or for director nominations or other business to be brought before the Annual Meeting by a stockholder, is the close of business on April 6, 2018.  Written notice for any such proposals, nominations or other business must be received by the Company at its principal executive office (NeuroOne Medical Technologies Corporation, Attention: Chief Executive Officer, 10006 Liatris Lane, Eden Prairie, MN 55347) by the close of business on April 6, 2018 and must comply with the procedures and requirements of applicable SEC rules and the Company’s bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

By:	/s/ David Rosa
Name: David Rosa Title: Chief Executive Officer

Dated: March 26, 2018